Investor Presentation March 2023

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the company's clinical advancement and efficacy of LYR-210 and LYR-220 for the treatment of CRS and our expectations regarding the LYR-210 Phase 3 ENLIGHTEN program and LYR-220 Phase 2 BEACON program. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the fact that the company has incurred significant losses since inception and expects to incur losses for the foreseeable future; the company's need for additional funding, which may not be available; the company's limited operating history; the fact that the company has no approved products; the fact that the company's product candidates are in various stages of development and may not get approved or be approved for a narrower indication than expected; our the fact that the company may not be successful in its efforts to identify and successfully commercialize its product candidates; the fact that clinical trials required for the company's product candidates are expensive and time-consuming, and their outcome is uncertain; the fact that the FDA may not conclude that certain of the company's product candidates satisfy the requirements for the Section 505(b)(2) regulatory approval pathway; the company's inability to obtain required regulatory approvals; effects of recently enacted and future legislation; the possibility of system failures or security breaches; effects of significant competition; the fact that the successful commercialization of the company's product candidates will depend in part on the extent to which governmental authorities and health insurers establish coverage, adequate reimbursement levels and pricing policies; failure to achieve market acceptance; product liability lawsuits; the fact that the company must scale its in-house manufacturing capabilities or rely on third parties for the manufacture of materials for its research programs, pre-clinical studies and clinical trials; the company's reliance on third parties to conduct its preclinical studies and clinical trials; the company's inability to succeed in establishing and maintaining collaborative relationships; the company's reliance on certain suppliers critical to its production; failure to obtain and maintain or adequately protect the company's intellectual property rights; failure to retain key personnel or to recruit qualified personnel; difficulties in managing the company's growth; effects of natural disasters; the fact that the global pandemic caused by COVID-19 could adversely impact the company's business and operations, including the company's clinical trials; the fact that the price of the company's common stock may be volatile and fluctuate substantially; significant costs and required management time as a result of operating as a public company and any securities class action litigation. These and other important factors discussed under the caption "Risk Factors" in the company’s Annual Report on Form 10-K filed with the SEC on March 29, 2023, and its other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While the company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation also includes statistical and market data that we obtained from industry, publications and research, surveys and studies conducted by third parties or us. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent partners and by us.

Proprietary drug-eluting implantable matrix designed to provide 6 months of continuous anti-inflammatory therapy Indication: Chronic rhinosinusitis (CRS), which affects 14M patients (US) and for which there is no approved therapeutic treatment Pivotal Phase 3 trials ongoing for lead candidate LYR-210 for CRS Patent protection through 2036 Company overview Clinical-stage biotechnology company developing innovative therapies for the localized treatment of chronic rhinosinusitis

Lyra’s proprietary drug-eluting matrix design Middle Turbinate Middle Meatus BIOCOMPATIBLE MESH SCAFFOLD Maximizes surface area for drug release while maintaining underlying tissue function ENGINEERED ELASTOMERIC MATRIX Dynamically adapts to target anatomy VERSATILE POLYMER-DRUG COMPLEX Continuous drug release for long-term dosing

Lyra’s proprietary drug-eluting matrix design (cont.) Designed to deliver six months or more of continuous, local drug therapy with a single administration Shape memory keeps matrix in place Sustained targeted drug therapy

CRS development pipeline Candidate CRS Patient Type Phase 2 Phase 3 LYR-210 Long-acting Mometasone Furoate LYR-220 Long-acting Mometasone Furoate LYR-210 and LYR-220: Designed to address the full spectrum of CRS patients ENLIGHTEN Phase 3 Program Chronic Rhinosinusitis Patients with Surgically-Naïve Anatomy Chronic Rhinosinusitis Patients with Post-Surgical Anatomy BEACON Phase 2 Trial

What is chronic rhinosinusitis (CRS)?

Chronic rhinosinusitis: The “Unrecognized Epidemic”[1]



CRS Cardinal Symptoms[1]

- Nasal obstruction and congestion
- Facial pain and pressure
- Nasal discharge
- Olfactory loss

United States

~14M	CRS Patients[2]
~8M	CRS Patients Treated by Physicians Annually[3]
~4M	CRS Patients Fail Medical Management Annually[4]

1) Tan BK et al. Am J Respir Crit Care Med, 2013;188(11):1275–7; 2) Battacharrya. Ann Otol Rhinol Laryngol, 2011; Jul;120(7):423-7; 3) Jang et al. Otolaryngol Head Neck Surg, 2018; 4) Baguley et al. Int Forum Allergy Rhinol, 2014;4(7):525-32

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Developing solutions for the full range of CRS patients who have failed medical management LYR-210 Designed to treat CRS patients with surgically naïve anatomy LYR-220 Designed to treat CRS patients with post-surgical anatomy ~4M Failed Patients Annually 60% 40% 2.4M 1.6M Patients with polyps Biologics & currently marketed implants are only for the treatment of polyps

LYR-210: Designed to be the gold standard of CRS therapy Designed to provide continuous anti-inflammatory therapy Administered nasally via a single-use applicator Brief, office-based procedure with topical anesthesia Designed to enhance patient comfort and avoid painful surgery Designed to be replaced every 6 months FDA-approved API/steroid: Mometasone furoate Middle Turbinate Middle Meatus Only product candidate designed to provide 6 months of CRS therapy with a single treatment

LANTERN: Phase 2 Clinical Trial of LYR-210 in CRS Patients

Study design:

- Multicenter, randomized, blinded, controlled, dose-ranging trial
- Adult patients with CRS who failed previous medical management and have not undergone FESS
- Primary endpoint: Change from baseline in 4 cardinal symptoms composite score (4CS) at Week 4
- Secondary endpoints included SNOT-22, individual and composite cardinal symptom scores over 24 weeks, sinus MRI



LANTERN
Daily Saline Irrigation
SCREENING
RANDOMIZATION
LYR-210 2500 µg (n=23)
LYR-210 7500 µg (n=21)
Sham Procedure Control (n=23)
Removal
Removal
Removal
Safety Follow-up
END OF STUDY
Screening & 2-week run-in
Treatment Stage (24 weeks)
(Week 28) (EOT)
Safety Extension (24 weeks)
EOS (Week 48)

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LYR-210 achieved rapid and durable improvement in SNOT-22 score over 24 weeks Half of treated patients (7,500 mg) experienced a durable response six months post-LYR-210 removal as measured by 4CS5 scores from Week 24 No treatment-related SAEs observed LYR-210: LANTERN Phase 2 study1 results 1) Cervin A, et al. Long-acting implantable corticosteroid matrix for chronic rhinosinusitis: Results of LANTERN Phase 2 randomized controlled study. Int Forum AllergyRhinol. 2021;1-13; 2) SinoNasal Outcome Test (SNOT-22) is a patient reported score from 0 – 110 based on symptoms; 3) Data represents the least square mean. Missing data and data post use of rescue medication was imputed by LOCF method; 4) Minimum clinically important difference; 5) Composite score of the 4 Cardinal Symptoms of CRS (nasal blockage, facial pain/pressure, nasal discharge (anterior/posterior) and loss of smell); Durable response = patients experiencing no worsening in 4CS scores from week 24 baseline throughout the post-treatment period. Worsened response = patients experiencing a worsening in 4CS scores from week 24 baseline (at ≥1 time points in the post-treatment period) and patients who required rescue treatment. These percentages of patient responses in the post-treatment period represent trends. Analyses are not powered for statistical significance. Statistically Significant Improvement vs Control at 8, 16, 20 and 24 wks Improvement by SNOT-222,3 p=0.039 p=0.076 p=0.072 p=0.028 p=0.001 p=0.001 p=0.008 Weeks 0 4 8 12 16 20 24 CFBL in SNOT-22 -50 -40 -30 -20 -10 0 LYR-210 (7500mg) LYR-210 (2500mg) Control 19-point improvement over control >2x the MCID4 Statistically Significant Improvement vs. Control at 8, 16, 20 and 24 wks

Improvement across three cardinal symptoms of CRS



LANTERN Phase 2 Results: Change from Baseline at 24 Weeks
(0-3 point scale)
Nasal Blockage
Nasal Discharge
Facial Pain/Pressure
Change from Baseline
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
-1.6
-0.78
-1
-1.35
-0.68
-0.97
-1.20
-0.55
-0.89
-1.15
p=0.005 (7,500 µg)
p=0.007 (7,500 µg)
p=0.007 (7,500 µg)
Control
LYR-210 (2500g)
LYR-210 (7500ug)

Source: Cervin A, et al. Long-acting implantable corticosteroid matrix for chronic rhinosinusitis: Results of LANTERN Phase 2 randomized controlled study. Int Forum AllergyRhinol. 2021;1-13.

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Robust effect in composite 3CS at Week 24[1,2]

3CS is primary endpoint for ENLIGHTEN Phase 3 studies

LANTERN Phase 2 Study Exploratory Analysis:
Composite of 3 Cardinal symptoms (3CS)



LYR-210
7500µg
LYR-210
2500µg
Control
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
-4
CFBL in 3CS
p=0.072
p=0.003
Improvement at Week 24

Source: Cervin A, et al. Long-acting implantable corticosteroid matrix for chronic rhinosinusitis: Results of LANTERN Phase2 randomized controlled study. Int Forum AllergyRhinol. 2021;1-13.
1) Mean change from baseline (CFBL) in the 7-day average score in the 3CS composite score (nasal blockage, facial pain/pressure, and nasal discharge (anterior/posterior); 2) Post-hoc analysis; data represent LSM. P<0.05 is considered statistically significant to control

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LYR-210 ENLIGHTEN Phase 3 program

- **2 studies of ~180 CRS patients each, without nasal polyps or with grade 1 nasal polyps, who have failed medical management**[3]
- **Primary Endpoint:** Change from baseline in 3CS Score at Week 24 in patients without nasal polyps
- **Key Secondary Endpoints** include individual cardinal symptoms, SNOT-22, CT sinus opacification

ENLIGHTEN I[1]



Daily Saline Irrigation
SCREENING
RANDOMIZATION
LYR-210 7500 ug (n=120)
Removal
Sham Procedure
Removal
1:1
Sham Procedure Control (n=60)
Removal
LYR-210 7500 ug
Removal
END OF STUDY
Screening & 2-4-week Run-in
Treatment Stage (24 weeks)
Primary Endpoint
Safety Extension (28 weeks)

ENLIGHTEN II[2]



Daily Saline Irrigation
SCREENING
RANDOMIZATION
LYR-210 7500 ug (n=120)
Removal
Sham Procedure Control (n=60)
Removal
END OF STUDY
Screening & 2-4 week Run-in
Treatment Stage (24 weeks)
Primary Endpoint

1) NCT05219968; 2) NCT05295459; 3) Limit of 30 patients with nasal polyps per study; patient population without
2) polyps represents 90% of CRS patients. OR study population represents 95% of CRS patients

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LYR-220 BEACON Phase 2 trial[1]

- **Conducted in CRS patients who have had a prior bilateral ethmoidectomy**
- **Part 1** – open label, to assess 2 LYR-220 matrix designs, including feasibility and optimization of placement in 6 patients
- **Part 2** – randomized, patient-blinded, sham-controlled to assess safety, tolerability, PK, and efficacy of LYR-220 in ~40 patients
- **Fully enrolled; topline data expected Q4 2023**


BEACON PART 1
Part 1
SCREENING
Daily Saline Irrigation
LYR-220 Insertion
LYR-220* (n=6)
*Either design
END OF STUDY
TREATMENT
Screening Visit
Treatment Procedure
Week 24 End of Treatment
Week 28 End of Study Visit
BEACON PART 2[2]
Part 2
SCREENING
Daily Saline Irrigation
RANDOMIZATION
LYR-220-32C Design (n=20)
Sham Procedure Control (n=20)
END OF STUDY
Run-in
RANDOMIZED TREATMENT
Screening Visit
Randomization & Treatment Procedure
Week 24 End of Treatment
Week 28 End of Study Visit

1) NCT05035654; 2) ≤10 patients with polyps will be enrolled in each treatment arm

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LYRA products, if approved, are expected to align with current ENT practices Office-based procedure that ENTs are accustomed to performing Potential path for patients who are unwilling to undergo surgery Possible alternative before systemic interventions (e.g., biologics) Expected to fit well into ENT practice reimbursement models

Efficient go-to-market strategy 20-40 sales reps 3-5 medical science liaisons Specialty Field Force Targeted Patient & Physician Base 1,800 ENTs perform ~80% of CRS procedures2 1,800 Specialist Physicians 1.4M failed CRS patients actively seek care from ENT annually1 4M Failed Patients 1.4M Highly Accessible Patients 10,000 ENTs 1) OM1 Real World Data Cloud (OM1, Inc, Boston, MA, US), 2015 – 4/2019. Analysis 9/2019; 2) IQVIA In-Office Medical Claims Data, June 2021.

Anticipated milestones LYR-210: ENLIGHTEN Phase 3 Program LYR-220: BEACON Phase 2 Program Mid-2023: Complete enrollment in ENLIGHTEN I Mid-2024: Topline pivotal data from ENLIGHTEN I 2H 2024: Complete enrollment in ENLIGHTEN II Early 2023: Complete enrollment Q4 2023: Topline data

Cash and short-term investments of $97.9 million as of December 31, 2022 31,829,774 common shares outstanding as of March 1, 2023 Trades on NASDAQ under the ticker symbol “LYRA” Financial profile